Deferred Charges	12 Months Ended
Dec. 31, 2015
Deferred Charges [Abstract]
Deferred Charges
8.	Deferred Charges

	Dry Docking Costs– Non Current	Special Survey Costs – Non Current	Financing Costs- Current	Total
December 31, 2012	$15	$184	$2,887	$3,086
Additions	167	—	—	167
Write-offs	—	—	(939)	(939)
Vessels held for sale	—	—	—	—
Amortization	(16)	(184)	(904)	(1,104)
December 31, 2013	$166	$—	$1,044	$1,210
Additions	-	-	-	-
Write-offs	(166)	-	(801)	(967)
Amortization	-	-	(226)	(226)
December 31, 2014	$-	$-	$16	$16
Additions	-	-	-	-
Write-offs	-	-	-	-
Amortization	-	-	(8)	(8)
December 31, 2015	$-	$-	$8	$8

As of December 31, 2014, the unamortized deferred amendment and restructuring fee of $801 related to the Credit Suisse loan facility, was written off, as a result of the Company’s Settlement Agreement with Credit Suisse and the relative Waiver of Debt and Deed of Release and Reassignment in May 2014.

As of December 31, 2013, the unamortized deferred amendment and restructuring fees of $939 related to the Deutsche Bank loan facilities, were expensed, since Deutsche Bank, in accordance with the Settlement Agreement, forgave the outstanding indebtedness and overdue interest owed by the Company of approximately $30 million in total and released all collateral associated with the loan, including the lifting of the mortgages over the M/V Free Knight and the M/V Free Maverick. The net balance of $166 was fully expensed as of December 31, 2014.